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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) - October 14, 2004
                                                          ----------------


                         Commission File Number 0-23320


                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)


                 Ohio                                  34-1245650
    -------------------------------              ----------------------
    (State or other jurisdiction of               (I.R.S. Employer
     incorporation or organization)              Identification Number)


    5096 Richmond Road, Bedford Heights, Ohio           44146
    -----------------------------------------      ----------------
    (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (216) 292-3800
                                                           --------------



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ITEM 8.01         OTHER MATTERS

         On October 14, 2004, Olympic Steel, Inc. announced that it had withdrawn its registration statement, filed with the Securities & Exchange Commission on August 27, 2004, and pertaining to 2,817,500 shares of Common Stock, without par value. A copy of the Press Release is attached hereto as
Exhibit 99.1

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

  (c)    Exhibits.

         EXHIBIT NO.
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         99.1          Press release of the Company dated October 14, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OLYMPIC STEEL, INC.

Date: October 14, 2004                      By:   /s/  RICHARD T. MARABITO
                                                  ------------------------
                                            Richard T. Marabito
                                            Chief Financial Officer
                                            (Principal Accounting Officer)


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                                  EXHIBIT INDEX
                                  -------------

99.1         Press Release dated October 14, 2004.